Exhibit (q)(i)

POWER OF ATTORNEY

WHEREAS, Advisers Investment Trust, a statutory trust organized under the laws of the State of Delaware (the “Trust”), periodically files amendments to its Registration Statement with the U.S. Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

IT IS THEREFORE RESOLVED, that the undersigned hereby constitutes and appoints Michael V. Wible, Barbara J. Nelligan, Toni M. Bugni, and Troy A. Sheets as attorneys for it and in its name, place and stead, and its capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the time doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of September, 2018.

/s/ Daniel P. Houlihan
Daniel P. Houlihan
Trustee

STATE OF ILLINOIS	)
	)	ss:
COUNTY OF COOK	)

Before me, a Notary Public in and for said county and state, personally appeared the above named individual, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 20th day of September, 2018.

/s/ Mary M. Peisker
Notary Public

My Commission Expires: March 6, 2019

POWER OF ATTORNEY

WHEREAS, Advisers Investment Trust, a statutory trust organized under the laws of the State of Delaware (the “Trust”), periodically files amendments to its Registration Statement with the U.S. Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

IT IS THEREFORE RESOLVED, that the undersigned hereby constitutes and appoints Michael V. Wible, Barbara J. Nelligan, Toni M. Bugni, and Troy A. Sheets as attorneys for it and in its name, place and stead, and its capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the time doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of September, 2018.

/s/ D’Ray Moore Rice
D’Ray Moore Rice
Trustee

STATE OF ILLINOIS	)
	)	ss:
COUNTY OF COOK	)

Before me, a Notary Public in and for said county and state, personally appeared the above named individual, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 20th day of September, 2018.

/s/ Mary M. Peisker
Notary Public

My Commission Expires: March 6, 2019

POWER OF ATTORNEY

WHEREAS, Advisers Investment Trust, a statutory trust organized under the laws of the State of Delaware (the “Trust”), periodically files amendments to its Registration Statement with the U.S. Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

IT IS THEREFORE RESOLVED, that the undersigned hereby constitutes and appoints Michael V. Wible, Barbara J. Nelligan, Toni M. Bugni, and Troy A. Sheets as attorneys for it and in its name, place and stead, and its capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the time doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of September, 2018.

/s/ Steven R. Sutermeister
Steven R. Sutermeister
Trustee

STATE OF ILLINOIS	)
	)	ss:
COUNTY OF COOK	)

Before me, a Notary Public in and for said county and state, personally appeared the above named individual, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 20th day of September, 2018.

/s/ Mary M. Peisker
Notary Public

My Commission Expires: March 6, 2019

POWER OF ATTORNEY

WHEREAS, Advisers Investment Trust, a statutory trust organized under the laws of the State of Delaware (the “Trust”), periodically files amendments to its Registration Statement with the U.S. Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

IT IS THEREFORE RESOLVED, that the undersigned hereby constitutes and appoints Michael V. Wible, Barbara J. Nelligan, Toni M. Bugni, and Troy A. Sheets as attorneys for it and in its name, place and stead, and its capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the time doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of September, 2018.

/s/ Michael M. Van Buskirk
Michael M. Van Buskirk
Trustee

STATE OF ILLINOIS	)
	)	ss:
COUNTY OF COOK	)

Before me, a Notary Public in and for said county and state, personally appeared the above named individual, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 20th day of September, 2018.

/s/ Mary M. Peisker
Notary Public

My Commission Expires: March 6, 2019

POWER OF ATTORNEY

WHEREAS, Advisers Investment Trust, a statutory trust organized under the laws of the State of Delaware (the “Trust”), periodically files amendments to its Registration Statement with the U.S. Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

IT IS THEREFORE RESOLVED, that the undersigned hereby constitutes and appoints Michael V. Wible, Barbara J. Nelligan, Toni M. Bugni, and Troy A. Sheets as attorneys for it and in its name, place and stead, and its capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the time doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of September, 2018.

/s/ David M. Whitaker
David M. Whitaker
Trustee

STATE OF ILLINOIS	)
	)	ss:
COUNTY OF COOK	)

Before me, a Notary Public in and for said county and state, personally appeared the above named individual, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 20th day of September, 2018.

/s/ Mary M. Peisker
Notary Public

My Commission Expires: March 6, 2019